SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2004

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition

(a) On August 18, 2004, Longs Drug Stores Corporation issued a press release regarding its second quarter financial results and third quarter and fiscal 2005 financial projections. The full text of the press release is furnished as an exhibit hereto and incorporated by reference herein. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

(b) Exhibits.

Number	Exhibit
99.1	Press Release dated August 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2004	LONGS DRUG STORES CORPORATION
(Registrant)

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Vice President – Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated August 18, 2004.